GS MORTGAGE-BACKED SECURITIES TRUST 2026 ABS-15G

Exhibit 99.2

Memo -

To:	Goldman Sachs International (“GS”)

From:	Maples and Calder (Ireland) LLP

Date:	28 April 2026 (with an effective date of 28 July 2025)

Our ref:	LSV/671554-000052/42923681v4

Subject:	Project Snow 5/Skellig – Title Check and Litigation Proceedings: Overview

1	Background

1.1	For the purposes of this note and in accordance with our agreed scope of work we have reviewed the following data in order to conduct a sample title check review exercise of the Snow 5 Portfolio and Skellig II Portfolio which are summarised below at Clause 2 (Snow 5 Title Check Review) and Clause 3 (Skellig II Title Check Review):

1.2	We have reviewed the following logs in order to conduct a status review of litigation proceedings in the Snow 5 Portfolio and Skellig II Portfolio which is summarised at Schedule 1 (Skellig II litigation summary) and Schedule 2 (Snow 5 litigation summary);

1.3	We have not carried out any due diligence (“DD”) and have not reviewed any of the DD produced as part o the original acquisition of the Snow 5 Portfolio and Skellig II Portfolio. As such, no refreshed DD has been undertaken to confirm whether any additional financial services regulatory issues exist within the portfolio.

1.4	We have assumed that any arrangements, delegation structures, procedures etc discussed in the AC Reports remain in place and unchanged to any material degree, as described in those reports (e.g. in relation to the Servicing Condition, see further below)

1.5	This note identifies:

(a)	only material issues, risks and recommendations which could have an impact on the transferability or enforceability of the security.

(b)	any material gaps we have been able to identity based only on what we would normally expect a purchaser DD to comprise.

1.6	Our review did not include any assessment of the ongoing compliance with applicable Irish financial services legislation, requirements and codes as applicable to the portfolios. The Central Bank of Ireland (the “Central Bank”) continues its focus on conduct risk, and any issues relating to the management of the loans post-origination (e.g. in relation to consumer protection or any systemic issues relating to the treatment of customers, arrears management, credit reporting compliance, complaints handling, anti-money laundering and countering the financing of terrorism / financial sanctions compliance etc) would not be detected as part of our review.

2	Snow 5 Title Check Review

2.1	We have conducted and reviewed property searches in respect of a sample of 61 properties, as contained in the excel spreadsheet appended at Clause 1.2 (above) titled “Project Snow Property Due Diligence Tracker”. Set out below is a summary of the principal issues identified from our review:

(a)	57 properties have a first ranking charge in favour of Mars Capital Finance Ireland DAC (“Mars”) registered on title.

(b)	1 property appears to be released from Mars’ security (Folio MY49337F) as there is a release pending registration in Tailte Éireann against the Folio.

(c)	there are 2 properties where a County Council (Wicklow County Council in respect of one and South Dublin County Council in respect of the other property) is registered as owner of the Folios and 1 property in respect of which a Limited Liability Company is registered as owner of the Property. This appears to suggest that the Borrowers’ title comprises part of the properties comprised in the three applicable Folios but that the Borrowers’ title has not been lodged for registration in Tailte Éireann. Where the Borrower’s title is unregistered this is a red flag issue because it creates fundamental uncertainty as to a Borrower’s legal interest in the property, undermines the enforceability and value of any security, exposes Mars to the risk of competing claims, and raises concerns about the quality of the title and the robustness of the origination process.

(d)	there are 4 properties where no security (whether first ranking or otherwise) is registered in favour of Mars, nor is there any indication of pending registration of such security. The 3 properties referred to immediately above are 3 of the 4 properties where no security is registered or is pending registration in favour of Mars in addition to one further property. The fact that no security is registered or is pending registration may indicate that Mars’s exposure is unsecured in respect of these properties, or alternatively, that the security has not yet been lodged for registration with Tailte Éireann. This is a red flag issue for several reasons:

(i)	Unsecured Exposure: Where no security is registered in favour of Mars, there is a risk that Mars’s lending in respect of those properties is unsecured. This means that, in the event of borrower default, Mars would not have the benefit of a legal charge over the property to support its claim for repayment. As a result, Mars would rank as an unsecured creditor and would be exposed to a significantly higher risk of non-recovery, particularly if the borrower is insolvent or if there are competing claims from other creditors.

(ii)	Inability to Assure Good Title on Enforcement: Even if Mars is contractually entitled to appoint a receiver over the properties (for example, under the terms of a loan agreement or debenture), the receiver’s ability to sell the property and provide good title to a purchaser is fundamentally dependent on the security being registered. Without registration, the receiver cannot confer a legal interest in the property to a buyer, which would likely prevent or delay any sale. This undermines the practical enforceability of Mars’s security and could materially impact the realisation of value from the property.

(iii)	Potential for Competing Interests: If the security in favour of Mars has not been registered, there is a risk that other parties could register interests or charges against the property in the interim. Any such interests could take priority over Mars’s unregistered security, further prejudicing Mars’s position and recovery prospects.

(iv)	Impact on Saleability and Value: From a transactional perspective, the absence of registered security is likely to be flagged by any purchaser or investor as a material issue. It creates uncertainty as to Mars’s ability to enforce its rights and realise value from the property, which may affect pricing, require indemnities, or even result in the exclusion of such assets from a sale.

(e)	16 properties have judgment mortgages either registered or pending registration against the relevant Folio, each of which registered after or when registered will rank after Mars’s security. In the event of enforcement, Mars would be required to exercise its power of sale as mortgagee in order to overreach the judgment mortgages;

(f)	there are 2 properties which are subject to property adjustment orders made by the Court in the context of divorce proceedings pursuant to Section 14 of the Family Law (Divorce) Act 1996, and 1 property which is subject to a property adjustment order made in the context of separation proceedings under the Family Law Act 1995. In the case of the 1 property subject to the order under the Family Law Act 1995, it appears that Mars’ security is in the process of being released (see comments at 4.1(b) above).

(g)	Property adjustment orders typically impose restrictions on the registered owner’s ability to deal with the property. Such restrictions may include: (i) a prohibition on the sale of the property without a further order of the Court; (ii) a requirement for Court consent before any further security can be created over the property; and/or (iii) the grant of a right of residence in favour of one party, which may be for a defined period or for life. The presence of such restrictions can present a significant issue, as they may adversely affect the marketability of the property and may have an impact on the enforceability of security, particularly where the order grants a right of residence or restricts the sale of the property without Court approval.

2.2	However, where Mars’ security is first-ranking and properly registered (as is the case in respect of all 3 properties), Mars’ priority is preserved notwithstanding the registration of the property adjustment order. This means that, in principle, Mars’ ability to enforce its security is not prejudiced by the existence of the order. Nevertheless, practical and procedural challenges may still arise. For instance, if Mars wishes to enforce its security (for example, by appointing a receiver or exercising a power of sale), it may be required to obtain the prior consent of the Court. This can result in delays and additional costs, as it may be necessary to make an application to the Court to vary or lift the order to allow enforcement or sale to proceed. The involvement of the Court introduces procedural complexity, can significantly prolong the enforcement process, and may lead to increased legal costs. Furthermore, the requirement for Court approval can create uncertainty as to the timing and outcome of any enforcement action.

2.3	The embedded Excel file below summaries the output of our title check searches as detailed in our summary above.

3	Skellig II Title Check Review

3.1	We have conducted and reviewed property searches in respect of a sample of 75 properties, as identified in the list provided by Goldman Sachs International. Our review comprised an examination of the search results and the completion of the attached excel spreadsheet (the “Project Skellig Property Due Diligence Tracker”). Set out below is a summary of the principal issues identified from our review of the Project Skellig Property Due Diligence Tracker:

3.2	Of the 75 properties reviewed:

(a)	the correct Folio No. is outstanding for 1 property (Strandhill Road, County Sligo)(this has been requested from the GS deal team);

(b)	69 properties have a first ranking charge in favour of Pepper Finance Corporation (Ireland) DAC (“Pepper”) registered on title;

(c)	there are 5 properties where no security (whether first ranking or otherwise) is registered in favour of Pepper, nor is there any indication of pending registration of such security. This may indicate that Pepper’s exposure is unsecured in respect of these properties, or alternatively, that the security has not yet been lodged for registration with Tailte Éireann. This is a red flag issue for several reasons:

(i)	Unsecured Exposure: Where no security is registered in favour of Pepper, there is a risk that Pepper’s lending in respect of those properties is unsecured. This means that, in the event of borrower default, Pepper would not have the benefit of a legal charge over the property to support its claim for repayment. As a result, Pepper would rank as an unsecured creditor and would be exposed to a significantly higher risk of non-recovery, particularly if the borrower is insolvent or if there are competing claims from other creditors.

(ii)	Inability to Assure Good Title on Enforcement: Even if Pepper is contractually entitled to appoint a receiver over the properties (for example, under the terms of a loan agreement or debenture), the receiver’s ability to sell the property and provide good title to a purchaser is fundamentally dependent on the security being registered. Without registration, the receiver cannot confer a legal interest in the property to a buyer, which would likely prevent or delay any sale. This undermines the practical enforceability of Pepper’s security and could materially impact the realisation of value from the property.

(iii)	Potential for Competing Interests: If the security in favour of Pepper has not been registered, there is a risk that other parties could register interests or charges against the property in the interim. Any such interests could take priority over Pepper’s unregistered security, further prejudicing Pepper’s position and recovery prospects.

(iv)	Impact on Saleability and Value: From a transactional perspective, the absence of registered security is likely to be flagged by any purchaser or investor as a material issue. It creates uncertainty as to Pepper’s ability to enforce its rights and realise value from the property, which may affect pricing, require indemnities, or even result in the exclusion of such assets from a sale.

1 property is subject to a prior first ranking charge, which takes precedence over Pepper’s security. The prior charge secures a sum of £32:18:11 (with interest at £10:0:0 per annum). In the event of enforcement, the amount secured by this prior charge would need to be discharged in full before any sale proceeds could be applied towards Pepper’s debt; and

5 properties have judgment mortgages registered on the relevant folio, each of which ranks after Pepper’s security. In the event of enforcement, Pepper would be required to exercise its power of sale as mortgagee in order to overreach the judgment mortgages.

The embedded Excel file below summaries the output of our Title Check searches as detailed in our summary above:

4	Benefit of this Memorandum

4.1	This memorandum is addressed only to the Addressees in accordance with our terms of engagement and may be relied upon only by the Addressees for their sole benefit in connection with the acquisition by Penryn Funding DAC 2024 of the Project Snow 5 loans from Hartland Property Finance DAC and the Project Skellig 2 loans from Elmscott Property Finance DAC (the “Transactions”) and may not be relied on by any assignees of the Addresses or any other person.

4.2	Save as set out in paragraph 4.2 this memorandum may not be relied upon by or distributed or disclosed in whole or in part to any other party, nor may it be quoted or made public in any way without our prior written consent, provided that a copy of this memorandum may be disclosed to:

(a)	your affiliates, officers, directors and employees and your professional advisers and auditors;

(b)	any potential assignee or transferee or sub-participants of the original lenders on the Transaction (or, in each case, the professional advisers or auditors of such entity); and

(c)	any rating agency for the purposes of a securitisation,

but in each case only on the basis that (i) such disclosure is made to inform the recipient of the terms of the opinion but only on a non-reliance basis; (ii) we assume no duty or liability to the recipient; and (iii) such recipient agrees not to provide a copy of this memorandum to any other person without our prior written consent.

Schedule 1

Skellig II litigation summary

1

Schedule II

Snow 5 Litigation Summary

2